Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Neelesh Kalani, the Principal Financial Officer of Willow Financial Bancorp, Inc. (the “Company”) hereby certify that the Company’s Annual Report on Form 10-K for the year ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that as of the date of this statement, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

Date: September 15, 2008	/s/ NEELESH KALANI
Neelesh Kalani
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Willow Financial Bancorp, Inc. and will be retained by Willow Financial Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.